UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JULY 25, 2001

                              PRIVATEBANCORP, INC.
             (Exact name of Registrant as specified in its charter)

                          ____________________________

           DELAWARE                      000-25887               36-3681151
(State or other jurisdiction     (Commission file number)     (I.R.S. employer
      of incorporation)                                      identification no.)

           TEN NORTH DEARBORN                                      60602
            CHICAGO, ILLINOIS                                    (Zip Code)
(Address of principal executive offices)

       Registrant's telephone number, including area code: (312) 683-7100



                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.
         ------------

     On July 25, 2001, PrivateBancorp, Inc. (the "Company") announced that its Board of Directors approved a stock repurchase program authorizing the purchase of up to 231,192 shares of the Company's common stock, from time to time, in open market or privately negotiated transactions. The shares authorized to be repurchased represent approximately 5% of the Company's currently outstanding common shares. Shares repurchased, if any, would be available for issuance under the Company's stock incentive plan and for other general corporate purposes.

     Attached as Exhibit 99.1 is a copy of the press release relating to the Company's stock repurchase program, which is incorporated herein by reference.

ITEM 7(c).  EXHIBITS.
            --------

Exhibit 99.1    Press Release dated July 25, 2001.

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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              PRIVATEBANCORP, INC.


Date:  July 25, 2001                          By: /s/ Ralph B. Mandell
                                                 -------------------------------
                                                 Ralph B. Mandell
                                                 Chairman of the Board and Chief
                                                   Executive Officer

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                                INDEX TO EXHIBITS
                                -----------------

Exhibit
-------
99.1            Press Release dated July 25, 2001.

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